UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2025

KOPIN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-19882	04-2833935
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

125 North Drive, Westborough, MA 01581

(Address of principal executive offices) (Zip Code)

(508) 870-5959

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01	KOPN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On September 4, 2025, Kopin Corporation (the “Company”) entered into an Inducement Restricted Stock Award Agreement (the “Agreement”) with Erich Manz. Pursuant to the Agreement, the Company granted to Mr. Manz 400,000 restricted shares of Kopin common stock, subject to certain restrictions. 25% of the restricted shares will vest on each December 10 beginning in 2026, subject to Mr. Manz’s continued employment with the Company on the applicable vesting date.

The foregoing descriptions of the restricted stock grant do not purport to be complete and are qualified in their entirety by reference to the Inducement Restricted Stock Agreement dated September 4, 2025 between the Company and Erich Manz, which is filed as Exhibit 10.1 hereto and incorporated herein by reference. The restricted stock equity award was approved in accordance with Nasdaq Listing Rule 5635(c)(4).

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 2, 2025, Mr. Erich Manz joined the Company as its newly appointed Chief Financial Officer.

As previously disclosed, in connection with his appointment, the Compensation Committee of the Company’s Board of Directors approved a grant of a restricted stock equity award as a material inducement to employment to Mr. Manz. The restricted stock equity award relates to 400,000 restricted shares of Kopin common stock and is evidenced by the Agreement. 25% of the restricted shares will vest on each December 10 beginning in 2026, subject to Mr. Manz’s continued employment with Kopin on the applicable vesting date. The restricted stock equity award was approved in accordance with Nasdaq Listing Rule 5635(c)(4).

Item 7.01	Regulation FD.

The Company has issued a press release, dated September 4, 2025, announcing the foregoing leadership changes. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The information furnished in Exhibit 99.1 hereto shall not be considered “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly sets forth in such future filings that such information is to be considered “filed” or incorporated by reference therein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Inducement Restricted Stock Agreement dated September 4, 2025 between Kopin Corporation and Erich Manz.
99.1	Press Release dated September 4, 2025, entitled “Kopin Corporation Announces Inducement Grant Under Nasdaq Listing Rule 5635(c)(4).”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kopin Corporation
(Registrant)

By:	/s/ Erich Manz
Name:	Erich Manz
Title:	Treasurer and Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: September 5, 2025